UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2018

Axonics Modulation Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38721	45-4744083
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

26 Technology Drive

Irvine, California 92618

(Address of principal executive offices) (Zip Code)

(949) 396-6322

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective upon the closing of the initial public offering of common stock of Axonics Modulation Technologies, Inc. (the “Company”) on November 2, 2018 (the “Initial Public Offering”), as described below, and pursuant to resolutions previously adopted by the Company’s Board of Directors, Robert E. McNamara became a member of the Company’s Board of Directors and the Chairman of the Audit Committee of the Company’s Board of Directors. Mr. McNamara has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K, has no arrangement or understanding between him and any other person required to be disclosed pursuant to Item 401(b) of Regulation S-K and has no family relationships required to be disclosed pursuant to Item 401(d) of Regulation S-K. Biographical information regarding Mr. McNamara has previously been reported by the Company in the Company’s Registration Statement on Form S-1, as amended (File No. 333-227732) relating to the Initial Public Offering (the “Registration Statement”), under the heading “Management—Non-Employee Directors and Director Nominee” and is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment and Restatement of Certificate of Incorporation

On November 1, 2018, the Company filed an Amended and Restated Certificate of Incorporation (the “Restated Certificate”) with the Secretary of State of the State of Delaware in connection with the closing of the Initial Public Offering. The Company’s Board of Directors and stockholders previously approved the Restated Certificate to be effective immediately prior to the closing of the Initial Public Offering. A copy of the Restated Certificate is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Amendment and Restatement of Bylaws

Effective as of November 1, 2018, the Company adopted Amended and Restated Bylaws (the “Restated Bylaws”) in connection with the closing of the Initial Public Offering. The Company’s Board of Directors and stockholders previously approved the Restated Bylaws to be effective immediately prior to the closing of the Initial Public Offering. A copy of the Restated Bylaws is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

A description of the Restated Certificate and the Restated Bylaws is set forth under the heading “Description of Capital Stock” in the Registration Statement and is incorporated herein by reference.

Item 8.01	Other Events.

On November 2, 2018, the Company completed its Initial Public Offering of 8,000,000 shares of its common stock at an initial public offering price of $15.00 per share, before underwriting discounts and commissions. The Company also granted the underwriters an option to purchase an additional 1,200,000 shares of the Company’s common stock at the initial public offering price, less underwriting discounts and commissions, during the thirty (30) day period from the date of the final prospectus included in the Registration Statement, as filed by the Company with the U.S. Securities and Exchange Commission on November 1, 2018 pursuant to Rule 424(b) under the Securities Act of 1933, as amended. The over-allotment option has not yet been exercised by the underwriters. A copy of the press release announcing the pricing of the Initial Public Offering is attached hereto as Exhibit 99.1 and is incorporated herein by reference, and a copy of the press release announcing the closing of the Initial Public Offering is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

3.1	Amended and Restated Certificate of Incorporation of the Registrant

3.2	Amended and Restated Bylaws of the Registrant

99.1	Press Release, dated October 30, 2018

99.2	Press Release, dated November 2, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXONICS MODULATION TECHNOLOGIES, INC.

Dated: November 5, 2018	By:	/s/ Raymond W. Cohen
Raymond W. Cohen
Chief Executive Officer